SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 6, 2004

BioMarin Pharmaceutical Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-26727	68-0397820
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

105 Digital Drive, Novato, California	94949
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (415) 506-6700

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On December 6, 2004, BioMarin Pharmaceutical Inc. (the “Company”) issued a press release regarding the submission of a Marketing Authorization Application for Aryplase for the treatment of MPS VI to the European Medicines Agency. The Company’s press release issued on December 6, 2004 is attached hereto as Exhibit 99.1.

Item 9.01. Financial Statements, Pro Forma Financial Statements and Exhibits.

(a	)	Financial Statements of Business Acquired.

Not Applicable.

(b	)	Pro Forma Financial Information.

Not Applicable.

(c	)	Exhibits.

Exhibit 99.1 Press Release of the Company dated December 6, 2004.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BioMarin Pharmaceutical Inc., a Delaware corporation

Date: December 7, 2004	By:	/s/ Jeffrey H. Cooper
Jeffrey H. Cooper Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
Exhibit 99.1	Press Release of the Company dated December 6, 2004.